September 2007

Safe Harbor

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:

This presentation includes “forward looking statements. ” All statements other than statements of historical facts included in this presentation regarding the prospects of our industry and our prospects, plans, financial position and business strategy, may constitute forward looking statements. These statements are based on the beliefs and assumptions of our management and on the information currently available to our management at the time of such statements. Forward looking statements generally can be identified by the words “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” or similar expressions that indicate future events and trends. Although we believe that the expectations reflected in these forward -looking statements are reasonable, these expectations may not prove to be correct. Importantfactors that could cause actual results to differ materially from our expectations are disclosed in our filings with the United States Securities and Exchange Commission (“SEC”) . All subsequent written and oral forward -looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included our SEC filings. Factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected include, but are not limited to, our ability to obtain financing, obtain and maintain regulatory approvals, generate sufficient cash flows, develop our universal chipset archite cture, achieve market acceptance for our services, develop our network and generate technological innovations.

The forward -looking statements in this presentation are made only as of the date of this presentation. We undertake no obligation to update or revise the forward -looking statements, whether as a result of new information, future events or otherwise.

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Corporate Structure

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TerreStar Networks

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Significant Development Progress

TerreStar Networks Strategy
➢  Securing License
➢  De-Risking Business
➢  Pre-Subscribing Service
➢  Broadening Exit/Partner Opportunities

Assets & Capabilities

  Most powerful two-way commercial communications geostationary satellite
  Beam coverage: United States, Canada, Puerto Rico, Hawaii and Alaska
  Capable of generating approximately 500 simultaneous spot beams
  TerreStar -2 (spare) underway
  2 satellite Gateways
  ATC global IP license portfolio

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All-IP Enabled Seamlessly-Integrated Satellite
and Terrestrial Network

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Ideal Spectrum Position

MSS Spectrum is Ideally Situated in a Common Band Globally
and is Contiguous to the European UMTS Band

Source: UMTS/IMT -2000 spectrum report no. 6 from the UMTS forum, with North America modified for FCC changes

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TerreStar Global - History

➢	July 2005: TerreStar Networks (Bermuda) Ltd. (now “TerreStar Global Ltd.”) created as wholly owned subsidiary of TerreStar Networks Inc.

➢	February 2006: TerreStar Global Ltd. spun-off to shareholders of TerreStar Networks Inc
  Provides vehicle to:
-	pursue global expansion strategy independent of TerreStar Network’s North American business plan
-	build European company to leverage North American Intellectual Property and experience
-	access international capital markets
  March 2007 : TerreStar Austria GmbH formed
-	1st European subsidiary to support development efforts with Telekom Austria — “Austrian Model”
  March 2007 : TerreStar Asia Ltd. (Hong Kong) formed in
-	1st Asian subsidiary formed to support development efforts in Asia

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EU Selection and Authorization Process for MSS

➢	August 22, 2007: The European Commission issued a proposal for a decision of the European Parliament and of the Council
  Proposal resulted from working group and public consultation effort
  Proposes Article 95 decision (legally binding on EU member states)
  Establishes a pan-EU Selection and Authorization Process
➢	First selection phase based on a milestone review process

➢	Second selection phase (in event of spectrum shortage)
  Consumer and competitive benefits
  Spectrum efficiency
  Pan-EU geographic coverage
  Public policy objectives
➢	Objective to complete the selection and authorization process at the end of 2008 – beginning of 2009

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